MainStay Government Fund	Summary Prospectus February 29, 2016
Class/Ticker	A MGVAX Investor MGVNX B MCSGX C MGVCX I MGOIX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 29, 2016, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section starting on page 116 of the Prospectus and in the "Alternative Sales Arrangements" section on page 111 of the Statement of Additional Information.

	Class A	Investor Class	Class B	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	4.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	5.00%	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None
Other Expenses	0.25%	0.53%	0.53%	0.53%	0.25%
Total Annual Fund Operating Expenses	1.00%	1.28%	2.03%	2.03%	0.75%

1. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets in excess of $1 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B shares converting into Investor Class shares in years 9-10; fees could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class B		Class C		Class I
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 547	$ 575	$ 206	$ 706	$ 206	$ 306	$ 77
3 Years	$ 754	$ 838	$ 637	$ 937	$ 637	$ 637	$ 240
5 Years	$ 978	$ 1,121	$ 1,093	$ 1,293	$ 1,093	$ 1,093	$ 417
10 Years	$ 1,620	$ 1,926	$ 2,166	$ 2,166	$ 2,358	$ 2,358	$ 930
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other investment grade debt securities that are not U.S. government securities.

(NYLIM) NL248 MSG01-02/16

The Fund's principal investments are debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1 to 10 years), bonds (generally maturing in more than 10 years), Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation, and certain corporate fixed-income securities that are guaranteed by the Federal Deposit Insurance Corporation. The Fund also invests in variable rate notes and floaters, which are debt securities with a variable interest rate tied to another interest rate such as a money market index or Treasury bill rate, as well as money market instruments and cash equivalents.

Investment Process: In pursuing the Fund's investment strategies, MacKay Shields LLC, the Fund's Subadvisor, uses a combined approach to investing, analyzing economic trends as well as factors pertinent to particular issuers and securities. As part of the Fund's principal strategies, the Subadvisor may use a variety of investment practices such as entering into mortgage dollar roll transactions, to-be-announced ("TBA") securities transactions, and transactions on a when-issued basis.

The Fund may also invest in derivatives such as futures and options to try to enhance returns or reduce the risk of loss by hedging certain of its holdings. The Subadvisor may sell a security prior to maturity if it no longer believes that the security will contribute to meeting the investment objective of the Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money. Investments in the Fund are not guaranteed. While some of the Fund's investments, such as U.S. Treasury obligations, are backed by the "full faith and credit" of the U.S. government, some securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may not be guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government.

Market Changes Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective if the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Selection Risk: The investments selected by the Fund's Subadvisor may underperform the market or other investments.

Debt Securities Risk: The risks of investing in debt securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for the Fund to sell its bond holdings at a time when the Subadvisor might wish to sell. Decreased liquidity in the bond markets also may make it more difficult to value some or all of the Fund’s bond holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund's yield will fluctuate with changes in short-term interest rates.

Mortgage Dollar Roll Transaction Risk: A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. Mortgage dollar roll transactions are subject to certain risks, including the risk that securities returned to the Fund at the end of the roll, while substantially similar, may be inferior to what was initially sold to the counterparty.

TBA Securities Risk: In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. The principal risks are that the counterparty may not deliver the security as promised and/or that the value of the TBA security may decline prior to when the Fund receives the security.

When-Issued Securities Risk: The Fund may agree to purchase a security on a when-issued basis, making a commitment to pay a fixed price for a security when it is issued in the future. The principal risk of transactions involving when-issued securities is that the security will be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment.

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund's ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Fund to greater risk and often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of the Fund.

Mortgage-Backed/Asset-Backed Securities Risk: Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund's investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Liquidity and Valuation Risk: Securities purchased by the Fund may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of a broad-based securities market index. The Fund has selected the Barclays U.S. Government Bond Index as its primary benchmark. The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Performance data for the classes varies based on differences in their fee and expense structures. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for this newer share class is adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for this newer share class would likely have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class B Shares

(by calendar year 2006-2015)

Best Quarter
4Q/08	6.08%
Worst Quarter
2Q/13	-2.98%

Average Annual Total Returns (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Return Before Taxes
Class A	-4.37%	1.21%	3.14%
Investor Class	-4.75%	1.00%	2.99%
Class B	-5.88%	0.78%	2.69%
Class C	-1.98%	1.15%	2.69%
Class I	0.26%	2.39%	3.97%
Return After Taxes on Distributions
Class B	-6.46%	0.13%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares
Class B	-3.33%	0.36%	1.78%
Barclays U.S. Government Bond Index (reflects no deductions for fees, expenses, or taxes)	0.86%	2.77%	4.10%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class B shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. MacKay Shields LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
MacKay Shields LLC	Dan Roberts, Executive Managing Director	Since 2011
	Louis N. Cohen, Senior Managing Director	Since 2011
	Steven H. Rich, Managing Director	Since 2012
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class B, or Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class, Class B and Class C shares. However, for Investor Class, Class B, or Class C shares purchased through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Financial Intermediary Firms" in the "Shareholder Guide" section starting on page 122 of the Prospectus.

To Statutory Prospectus To Statement of Additional Information